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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported): May 25, 1999

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    --------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                   333-39127                   13-5674085
----------------------------        -----------              ------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)             Identification No.)


250 Vesey Street
World Financial Center, North Tower
   New York, New York                                          10281
 ----------------------                                      ----------
 (Address of Principal                                       (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code (212) 449-1000
                                                    ---  --------
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Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------

         Information and Exhibits.
         ------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

              19.1. Servicing Certificate for the Banc One Home Equity Loan Asset Backed Certificates, Series 1999-1 (the "Certificates"), for the May 1999 distribution to holders of the Certificates.

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MERRILL LYNCH MORTGAGE INVESTORS, INC.

                              By:  /s/ Peter Cerwin
                                   --------------------------------------------
                                   Name:   Peter Cerwin
                                   Title:  Vice President



     Dated: June 11, 1999

                                       3
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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                                                                 Page
-----------                                                                 ----

19.1         Servicing Certificate for the Banc One Home Equity Loan
             Asset Backed Certificates, Series 1999-1 (the
             "Certificates"), for the May 1999 distribution to holders
             of the Certificates.                                            5

                                       4